                                                                    Exhibit 23.3



                            INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Western Bancorp (formerly Monarch Bancorp) on Form S-3 of our report dated January 19, 1996, on the statements of operations, changes in stockholders' equity, and cash flows, of Santa Monica Bank, for the year ended December 31, 1995 (such financial statements are not included herein) incorporated by reference in the Current Report on Form 8-K/A of Western Bancorp, dated April 7, 1998, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP



Los Angeles, California
May 22, 1998

                                                                    Exhibit 23.3



                            INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Western Bancorp (formerly Monarch Bancorp) on Form S-3 of our report dated January 24, 1997 on the consolidated balance sheet of SC Bancorp and subsidiary as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the two years in the period ended December 31, 1996 (such financial statements are not included herein) appearing in and incorporated by reference in the Annual Report on Form 10-K of Western Bancorp for the year ended December 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP



Los Angeles, California
May 22, 1998

                                                                    Exhibit 23.3



                            INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Western Bancorp (formerly Monarch Bancorp) on Form S-3 of our report dated January 24, 1997 (March 17, 1997 as to Notes 8 and 16) on the consolidated statements of financial condition of California Commercial Bankshares and subsidiaries as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the two years in the period ended December 31, 1996 (such financial statements are not included herein) appearing in and incorporated by reference in the Annual Report on Form 10-K of Western Bancorp for the year ended December 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP



Los Angeles, California
May 22, 1998